UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 28, 2008

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York		10007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Attached as an exhibit is a press release dated March 28, 2008 issued by Verizon Communications Inc. (Verizon) related to the distribution ratio for the proposed spin-off of shares of Northern New England Spinco Inc. (Spinco), a subsidiary of Verizon, to Verizon stockholders and the subsequent merger of Spinco with FairPoint Communications, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	March 28, 2008	/s/ Marianne Drost
Marianne Drost Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Attached as an exhibit is a press release dated March 28, 2008 issued by Verizon Communications Inc. (Verizon) related to the distribution ratio for the proposed spin-off of shares of Northern New England Spinco Inc. (Spinco), a subsidiary of Verizon, to Verizon stockholders and the subsequent merger of Spinco with FairPoint Communications, Inc.